Consolidated Statements Of Comprehensive Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Statement of Comprehensive Income [Abstract]
NET INCOME	$ 172,510	$ 200,002	$ 79,746
OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX EFFECT OF NIL
Change in net foreign currency translation adjustments	3,739	(227)	497
Change in deferred pension gain (loss)	(604)	36	(61)
OTHER COMPREHENSIVE INCOME (LOSS)	3,135	(191)	436
TOTAL COMPREHENSIVE INCOME	$ 175,645	$ 199,811	$ 80,182